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                                                                    EXHIBIT 23.0


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K into AGCO Corporation's previously filed Registration Statements on Form S-8
(File No.33-63802, File No. 33-83104, File No. 33-91686 and File No. 333-04707).


                                                   Arthur Andersen LLP

Atlanta, Georgia
March 27, 2000